UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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          Date of report (Date of earliest event reported) May 25, 2005
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                            U.S.B. HOLDING CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   1-12811                      36-3197969
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     (State or other              (Commission                  (IRS Employer
jurisdiction of incorporation)    File Number)               Identification No.)

100 Dutch Hill Road, Orangeburg, New York                           10962
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code             (845) 365-4600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      At the U.S.B. Holding Co., Inc. (the "Company") Annual Meeting of Stockholders held on May 25, 2005, the stockholders approved the 2005 Employee Stock Option Plan (the "Employee Plan") and the 2005 Director Stock Option Plan (the "Director Plan"). The Employee Plan will enable the Company to grant stock options for up to 1,800,000 shares of the Company's common stock to officers and employees of the Company and its subsidiaries. The Director Plan will enable the Company to grant stock options for up to 500,000 shares of the Company's common stock to Directors who are not employees of the Company, its subsidiaries, or its affiliates. A description and a copy of both the Employee Plan and the Director Plan were included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2005.

Item 7.01 Regulation FD Disclosure

      At the Company's Annual Meeting of Stockholders held on May 25, 2005, the stockholders voted to re-elect Directors Kevin J. Plunkett and Kenneth J. Torsoe to ratify the appointment of the Company's independent registered public accounting firm, Deloitte & Touche LLP, for the audit of the Company's consolidated financial statements for the year ending December 31,2005, to approve the Employee Plan and to approve the Director Plan.

      During the Company's Annual Meeting of Stockholders, a presentation was made to stockholders by Thomas E. Hales - Chairman, President, and C.E.O., Raymond J. Crotty - Senior Executive Vice President and Chief Credit Officer, and Steven T. Sabatini - Senior Executive Vice President and Chief Financial Officer. The presentation included, among other things, a review of financial results and trends through the period ended March 31,2005. A copy of the presentation material is available on the Company's website, www.unionstate.com.

      The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S.B. HOLDING CO., INC.


Date: May 31, 2005                      By: /s/ Thomas E. Hales
                                           -------------------------------------
                                           Name:  Thomas E. Hales
                                           Title: Chairman and C.E.O.